(Loss)/income per share (Tables)	12 Months Ended
Dec. 31, 2024
(Loss)/income per share
Schedule of Basic and diluted net loss per share

	December 31,
	2022	2023	2024
	US$	US$	US$
Numerator:
Net (loss)/income attributable to Xinyuan Real Estate Co., Ltd. Shareholders - basic and diluted	(263,353,561)	40,282,025	(51,018,739)
Denominator:
Weighted average number of shares outstanding-basic*	107,849,225	106,686,376	112,234,853
Weighted average number of shares outstanding-diluted	107,849,225	106,686,376	112,234,853
Basic (loss)/income per share	(2.44)	0.38	(0.45)
Diluted (loss)/income per share	(2.44)	0.38	(0.45)
*

The restricted shares repurchased by the trustee that are unvested are excluded from the number of shares outstanding for purposes of computing basic earnings per share in accordance with ASC 260. However, these unvested restricted shares are factored into the computation of diluted earnings per share using the treasury stock method.